UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2018 (August 22, 2018)

GSRX INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	333-141929	14-1982491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Building No. 3, P.E. 606, int. Jose Efron Ave.

Dorado, Puerto Rico 00646

(Address of principal executive offices) (zip code)

(214) 808-8649

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement of Dispensarios 420, LLC

On August 22, 2018, Project 1493, LLC, a wholly-owned subsidiary of GSRX Industries Inc. (the “Company”), entered into a Final Purchasing Agreement (the “Agreement”) with Dispensarios 420, LLC, a limited liability company established under the laws of the Commonwealth of Puerto Rico (the “Seller”), pursuant to which the Seller agreed to sell and the Company agreed to purchase substantially all of the assets pertaining to a medical cannabis dispensary, including but not limited to all of the legal rights, permits, licenses, leasing contracts and other assets (the “420 Dispensary”), in exchange for $156,000 cash consideration (the “Cash Payment”) and 46,000 shares of restricted common stock, par value $0.001 per share, of the Company (the “Shares” and, together with the Cash Payment, the “Purchase Price”). The Agreement provides that the Cash Payment shall be deposited into an escrow account until all transactions contemplated by the Agreement are finalized, and all corresponding permits to operate the medical dispensary are approved and issued by the Department of Health of Puerto Rico (the “DHPR”); provided, however, that the Cash Payment shall be disbursed to the Seller no later than 45 days from the date on which the DHPR authorizes the transfer of the 420 Dispensary and all assignments contemplated by the Agreement is completed. The Agreement contains customary representations and considerations of each of the parties.

The acquisition of the 420 Dispensary is expected to close during the third quarter of 2018; however, there can be no assurance that the Company will complete the transaction during this time, if at all.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the completed text of the Agreement, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure made under Item 1.01 which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Final Purchasing Agreement, dated August 22, 2018, by and between Dispensarios 420, LLC and Project 1493, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSRX INDUSTRIES INC.

Dated: August 28, 2018	By:	/s/ Thomas Gingerich
	Name:	Thomas Gingerich
	Title:	Chief Financial Officer

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